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                                                          EXHIBIT 10.27

    [Bank Logo]                       LOAN MODIFICATION
                                      AGREEMENT

    This agreement amends the REVOLVING NOTE dated June 6, 1994, ("Note") and Credit Agreement dated June 6, 1994 ("Credit Agreement"), each executed by EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. ("Borrower") in favor of Bank of America Trust and Savings Association doing business as Seafirst Bank, successor by name change to Seattle-First National Bank ("Bank"), regarding a loan in the maximum principal amount of $10,000,000.00 (the "Loan"). For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

    1. Credit Limit. The maximum principal amount of Borrower's line of credit is hereby changed to $30,000,000.00, and Borrower's maximum liability for principal under the Note is also changed to $30,000,000.00.

    2. Other Terms. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note and all other security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

    DATED January 17, 1997

Bank:                              Borrower:

SEATTLE-FIRST NATIONAL BANK        EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

                                   By: /s/ Peter J. Rose
                                       ------------------------------------
                                   Title: Chief Executive Officer
                                          ---------------------------------
By: /s/ Stan Diddams
Title Vice President

                                   By: /s/ R. Jordan Gates
                                       ------------------------------------
                                   Title: Chief Financial Officer
                                          ---------------------------------

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